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Exhibit 99.1

Isonics CEO James E. Alexander Addresses Stockholders at Annual Shareholders Meeting at Corporate Headquarters

CEO Discusses State of Life Sciences, Semiconductors and Homeland Security Divisions and Presents Outlook for Coming Year

        GOLDEN, Colo.—(BUSINESS WIRE)—April 19, 2005—Isonics Corporation (NASDAQ:ISON—News), committed to the development of next-generation technology for the homeland security market, has announced that CEO James E. Alexander addressed the Company's annual shareholders meeting today, providing a summary of business activities, the past year's achievements, and Management's ongoing initiatives to build new revenue sources.

        Mr. Alexander discussed business performance and strategies in Isonics' three divisions: Life Sciences, Semiconductors, and Homeland Security. His address identified both achievements and difficulties encountered by the Company operating segments during the past year.

        During his discussion, Mr. Alexander summarized the status of planned acquisitions into the Company's Homeland Security division. "While we were unable to finalize the previously announced acquisition of Protection Plus Security Consultants on the previously announced schedule, we plan to sign the definitive agreement and close the transaction as soon as soon as negotiations and due diligence have been completed. Having worked through some issues with the sellers, Isonics is committed to completing this transaction at the earliest possible time," Mr. Alexander told shareholders. Acquisition of IUT-Berlin, also previously announced, is also proceeding and Management is targeting a July timeframe for completion of the transaction, which is expected to bring a number of important additional technologies and products into Isonics' Homeland Security Division.

        "The Board of Directors has tasked management with building a multi-dimensional business through internal product development as well as acquisition of profitable businesses and promising, complementary technologies," Mr. Alexander told shareholders. "We believe IUT-Berlin is an example of how we plan to execute our strategy to build our Homeland Security business through complementary acquisitions.

        Added Mr. Alexander: "We want to acquire IUT-Berlin not only to proceed more quickly with product development of neutron-based products like NeutroTest, but also to obtain IUT-Berlin's ion mobility spectroscopy (IMS) products and technology. The IMS technology is a proven technology that can be used to identify chemical, biological and explosive agents. We anticipate that IMS products will be commercially available in calendar 2006."

        IUT-Berlin has been a longtime technology partner, and is the developer of the Company's NeutroTest™ explosive detection device. "The development and commercialization of NeutroTest remains on our previously announced timeline of international commercial sales during the current calendar quarter and US sales in the third calendar quarter of this year, although we do not expect commercial-scale production to begin until 2006," said Mr. Alexander.

        Mr. Alexander's discussion of the Company's Life Sciences division included previously announced reports about difficulties encountered by the segment as it develops new products and business within the global radioisotope marketplace. "Our largest single product, oxygen-18 continues to be under pricing pressure, but on the positive side, new PET applications continue to be developed and approved for insurance reimbursement which expands the market," he said. "To help us maintain, and hopefully grow, our market share for oxygen-18, we have established a distributor to help us reach small and medium size customers. We are pleased with their performance so far."

        Other details Mr. Alexander presented include the January 2005 introduction of Actinium-225, a new and promising radioisotope for the treatment of certain cancers. "This material is quite rare and assuming our Russian business partner reaches target production levels during 2005, we believe we will be able to nearly double the world's supply," said Mr. Alexander. "We have delivered a number of shipments to researchers in the U.S. and are receiving many expressions of interest which we hope will turn into customers once we have sufficient material available."

        Mr. Alexander also discussed the negative cash flows and operating losses that have been reported with respect to the semiconductor segment. Isonics is still considering various options with respect to that segment, including using Isonics' prior capital investment to enter less competitive segments of the market which we believe will increase revenue attributable to that segment during the next three to six months while we continue to consider longer-term options.

About Isonics Corporation

        Isonics Corporation has three business divisions: (1) Isonics Semiconductor, (2) Isonics Life Sciences, and (3) Isonics Homeland Security and Defense. Isonics is a world leader in isotopically engineered materials and through its semiconductor division produces isotopically pure silicon-28 chemicals and wafers for the semiconductor industry. Isonics' Life Sciences division markets and sells isotopes to the health care industry for the imaging and treatment of cancer. Stable isotopes can be thought of as ultra pure materials. This high degree of purification provides enhanced properties as compared to natural materials. Our efforts in the Homeland Security segment are nascent at the present time as we proceed to develop further our neutron-based detection technologies. Additional information may be obtained at the Company's Web site at http://www.isonics.com. For more investor-specific information, including daily and historical Company stock quote data and recent news releases, please visit http://www.trilogy-capital.com/tcp/isonics. To read or download the Company's Investor Fact Sheet visit http://www.trilogy-capital.com/tcp/isonics/factsheet.html. A presentation about Isonics' NeutroTest(TM) explosive detection prototype can be found at http://www.trilogy- capital.com/tcp/isonics/presentation.html. A video demonstrating the functioning NeutroTest prototype can be viewed at http://www.trilogy-capital.com/tcp/isonics/video.html.

Cautionary Statement

        Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB for the year ended April 30, 2004, and its quarterly report on Form 10-QSB for the nine months ended January 31, 2005, both as filed with the Securities and Exchange Commission, which include the Company's historical cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission. Isonics cautions investors that there are currently no commercial NeutroTest products, and no guarantee there will be. Isonics has made no NeutroTest sales and no government agency or other person has expressed an interest in purchasing NeutroTest. There can be no assurance that Isonics will be able to manufacture the NeutroTest for the market at a cost and with capabilities that meet the needs of prospective customers.

        This announcement may contain forward-looking statements made by senior management of Isonics that involve risks and uncertainties, such as statements about plans, objectives, expectations, assumptions or future events. These statements involve estimates, assumptions, known and unknown risks, uncertainties and performances, or achievements expressed or implied by the forward-looking statements. Actual future results and trends may differ materially from those made in—or suggested by—statements made in this announcement due to a variety of factors. Consequently, you should not place undue reliance on any forward-looking statements made in this announcement. For more information about Isonics and risks arising from investing in Isonics, you are directed to the Company's most recent Form 10-KSB filed with the Securities and Exchange Commission.

Contact:

  Isonics Corporation
  James E. Alexander, 303-279-7900
  or
  Investor Relations:
  Trilogy Capital Partners, Inc.
  Paul Karon, 800-592-6067
  paul@trilogy-capital.com

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Isonics CEO James E. Alexander Addresses Stockholders at Annual Shareholders Meeting at Corporate Headquarters